UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2024

Sight Sciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40587	80-0625749
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4040 Campbell Avenue Suite 100
Menlo Park, California		94025
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877 266-1144

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SGHT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 6, 2024, Sight Sciences, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). There were 49,745,926 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), outstanding and entitled to vote at the Annual Meeting at the close of business on April 9, 2024, the record date for the Annual Meeting (the “Record Date”). At the Annual Meeting, 37,992,075 shares of Common Stock were present virtually or represented by proxy, representing approximately 76.37% of the Common Stock outstanding on the Record Date.

Set forth below are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2024.

Proposal 1 – Election of three Class III directors to serve as directors of the Company until the annual meeting of stockholders to be held in 2027, or until each such director’s respective successor has been duly elected and qualified, or until each such director’s earlier death, resignation or removal.

Name of Director	For	Withheld	Broker Non-Votes
David Badawi, M.D.	29,546,441	616,495	7,829,139
Tamara Fountain, M.D.	25,188,027	4,974,909	7,829,139
Donald Zurbay	27,133,745	3,029,191	7,829,139

Proposal 2 – Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstain	Broker Non-Votes
37,537,569	334,310	120,196	-

Based on the foregoing votes, David Badawi, M.D., Tamara Fountain, M.D. and Donald Zurbay were elected as Class III directors, and the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was duly ratified.

No other matters were presented for consideration or stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sight Sciences, Inc.

Date:	June 6, 2024	By:	/s/ Alison Bauerlein
Chief Financial Officer